Summary of Quarterly Results of Operations (Unaudited)	12 Months Ended
Sep. 30, 2017
Summary of Quarterly Results of Operations (Unaudited)
Summary of Quarterly Results of Operations (Unaudited)

NOTE 17—SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The following is a summary of our quarterly results of operations for the fiscal years ended September 30, 2017 and 2016:

					Year
	Three Months Ended				Ended
Fiscal 2017	September 30	June 30	March 31	December 31	September 30
	(in thousands, except per share data)
Net sales	$349,115	$266,184	$248,040	$244,370	$1,107,709
Operating income (loss)	21,207	(6,872)	(6,084)	(5,623)	2,628
Net income (loss)	13,155	(21,957)	461	(2,868)	(11,209)
Net income (loss) per share, basic	0.49	(0.81)	0.02	(0.11)	(0.41)
Net income (loss) per share, diluted	0.49	(0.81)	0.02	(0.11)	(0.41)

					Year
	Three Months Ended				Ended
Fiscal 2016	September 30	June 30	March 31	December 31	September 30
	(in thousands, except per share data)
Net sales	$308,824	$275,062	$265,016	$221,699	$1,070,601
Operating income (loss)	7,060	7,322	(15,618)	(10,413)	(11,649)
Net income (loss)	(7,493)	4,498	10,144	(5,414)	1,735
Net income (loss) per share, basic	(0.29)	0.17	0.38	(0.20)	0.06
Net income (loss) per share, diluted	(0.29)	0.17	0.38	(0.20)	0.06

Changes in estimates on contracts for which revenue is recognized using the cost-to-cost-percentage-of-completion method decreased operating income by approximately $1.6 million in the three months ended September 30, 2017 and increased operating income by approximately $2.3 million in the three months ended September 30, 2016. These adjustments decreased net income from continuing operations by approximately $1.1 million ($0.04 per share) in the three months ended September 30, 2017 and increased net income from continuing operations by approximately $1.5 million ($0.06 per share) in the three months ended September 30, 2016.